THIRD AMENDMENT TO
MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT

        This Third Amendment to Mortgage Warehouse Loan and Security Agreement (this "Amendment"), made by and between FIRST PREFERENCE MORTGAGE CORP., a Texas corporation ("Borrower"), COLONIAL BANK, an Alabama banking corporation, as lender ("Lender"), is dated as of the 29th day of August, 2001.

R E C I T A L S:

        Pursuant to that certain Mortgage Warehouse Loan and Security Agreement dated as of December 28, 2000, as amended by that certain First Amendment to Mortgage Warehouse Loan and Security Agreement dated as of February 20, 2001 and that certain Second Amendment to Mortgage Warehouse Loan and Security Agreement dated as of April 10, 2001 (as heretofore amended, the "Agreement"), Lender made available to Borrower, subject to the terms and conditions thereof, a revolving line of credit loan in the maximum aggregate principal amount not to exceed $50,000,000.00 (the "Line of Credit").

        Pursuant to the provisions of the Agreement, the Line of Credit matured on June 30, 2001 (which date has been extended to August 31, 2001 by letter agreement between Lender and Borrower). Borrower has requested that Lender agree to extend the scheduled maturity date of the Line of Credit to March 31, 2002 and to make certain other changes, and Lender is willing to do so, but only on the express condition, among others, that Borrower enter into this Agreement, pursuant to which the maximum aggregate principal amount of the Line of Credit shall be reduced to $45,000,000.00 and the Agreement shall be amended and modified.

        NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto do hereby agree, each with the other, as follows:

        1.  If not otherwise defined herein or the context shall not expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Agreement.

        2.  Section 1.1 (Defined Terms) of the Agreement is hereby amended as follows:

(A) By adding the definition of "Administrative Fee" which reads in its entirety as follows:

"Administrative Fee" shall have the meaning given to such term in Section 2.9(d) of the Agreement

(B) By amending and restating the definition of "Commitment" to read in its entirety as follows:

"Commitment" shall mean the commitment of Lender to make Advances to Borrower which Advances in the aggregate, subject to each applicable Sublimit, shall not exceed $45,000,000.00 at any time outstanding.

(C) By amending and restating the definition of "Eligible Conforming Mortgage Loan" to read in its entirety as follows:

"Eligible Conforming Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following statements is true and correct:

(a)     such Mortgage Loan is an Eligible Mortgage Loan;

(b)     such Mortgage Loan is insured by the FHA or guaranteed by the VA (or there exists a binding commitment to issue such insurance or guaranty subject to the satisfaction of customary conditions), and/or fully conforms to all underwriting and other requirements of FNMA or FHLMC; provided, however, if such Mortgage Loan is (i) a "jumbo" Mortgage Loan that meets all other "A" paper criteria except loan size and, if underwritten by Borrower, the initial principal amount thereof does not exceed $350,000.00 or, if the initial principal amount thereof exceeds $350,000.00, such Mortgage Loan has been underwritten and approved by the Approved Investor under the Investor Commitment referred to in subparagraph (c) below, (ii) an "Alt-A" Mortgage Loan with a FICO Score of 620 or above or with appropriate paper back up from an automated underwriting system such as FNMA=s Desktop Underwriter or FHLMC=s Loan Prospector, or (iii) an "A-" Mortgage Loan with a FICO Score between 580 and 620 if sold on a "flow basis" or underwritten to specific investor guidelines, such Mortgage Loan nevertheless will be deemed to be an Eligible Conforming Mortgage Loan; and

(c)     except as otherwise permitted under paragraph (q) of the definition of "Eligible Mortgage Loan," such Mortgage Loan is covered by an Investor Commitment that is in full force and effect and pledged to Lender hereunder, and Borrower and such Mortgage Loan are in full compliance therewith.

(D) By amending and restating the definition of "Eligible Non-Conforming Mortgage Loan" to read in its entirety as follows:

"Eligible Non-Conforming Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following statements is true and correct:

(a)     such Mortgage Loan is an Eligible Mortgage Loan, except that if such Mortgage Loan otherwise meets the requirements of an Eligible Mortgage Loan, such Mortgage Loan may be secured by a second priority mortgage (or deed of trust) on the Property encumbered thereby;

(b)      the Property encumbered by such Mortgage Loan is owner occupied and is not an investment property, except that Mortgage Loans may be eligible even if they are held as investment property if such Mortgage Loans are (i) rated "A" or "B" or (ii) underwritten and approved by the Approved Investor issuing the Investor Commitment for such Mortgage Loan if rated below "B"

(c)     such Mortgage Loan conforms to the credit quality guidelines utilized by Fitch IBCA or such other nationally recognized credit ratings agency or firm as specified by Lender as set forth in Exhibit E and otherwise conforms to all underwriting and other requirements of one of the Approved Investors other than FNMA, FHLMC, or FHA/VA (such as by way of illustration and not limitation, Mortgage Loans which are A- (except those that have been included as Eligible Conforming Mortgage Loans), B, C, high LTV, second mortgages or HELOC=s), which underwriting and other requirements are customary in the mortgage banking industry and have been approved by Lender in writing, except that Mortgage Loans rated "D" and below shall be ineligible;

(d)     such Mortgage Loan has been underwritten to specific Approved Investor guidelines, and except as otherwise permitted in paragraph (q) of the definition of "Eligible Mortgage Loan", such Mortgage Loan is covered by an Investor Committee that is in full force and effect and pledged to Lender hereunder and Borrower and such Mortgage Loan are in full compliance therewith;

(e) such Mortgage Loan, if an "A-" Mortgage Loan has not been included as an Eligible Conforming Mortgage Loan; and

(f) the initial principal amount of such Mortgage Loan, if underwritten by Borrower, does not exceed $350,000.00 or, if the initial principal amount thereof exceeds $350,000.00, such Mortgage Loan has been underwritten and approved by the Approved Investor under such Investor Commitment.

(E) By amending and restating the definition of "Maturity Date" to read in its entirety as follows:

"Maturity Date" shall mean March 31, 2002; provided, that upon the written request of Borrower to Lender, Lender may elect to extend the Maturity Date on such terms and conditions as it deems appropriate in its sole discretion.

(F) By amending and restating the definition of "Sublimit A" to read in its entirety as follows:

"Sublimit A" shall mean a portion of the Line of Credit up to but not exceeding $45,000,000.00 which shall be available to warehouse Sublimit A Mortgage Loans.

                          (G) By amending and restating the definition of "Sublimit B" to read in its entirety as follows:

"Sublimit B" shall mean a portion of the Line of Credit up to but not exceeding $l1,250,000.00 (increasing to $15,750,000.00 during the last five (5), followed by the first five (5) Banking Days of each month) which shall be available to warehouse Sublimit B Mortgage Loans.

                     (H) By amending and restating the definition of "Sublimit C" to read in its entirety as follows;

"Sublimit C" shall mean a portion of the Line of Credit up to but not exceeding $4,500,000.00 which shall be available to warehouse Sublimit C Mortgage Loans.

        (I) By amending and restating the definition of "Sublimit D" to read in its entirety as follows:

"Sublimit D" shall mean a portion of the Line of Credit up to but not exceeding $1,125,000.00 which shall be available to warehouse Sublimit D Mortgage Loans.

        3.   Section 2.4 (Note) of the Agreement is hereby amended to delete the tern "$50,000,000.00" therefrom and to substitute the term "$45,000,000.00" in lieu thereof

        4.   Section 2.9 (Fees) of the Agreement is hereby amended to add a new subsection (d) thereto which reads in its entirety as follows:

(d) Borrower agrees to pay to Lender an administrative fee (the "Administrative Fee") in the amount of $1,500.00 per month for each month end which Borrower=s Adjusted Leverage Ratio exceeds 12:1.0. The Administrative Fee shall be due immediately upon Borrower=s receipt of a statement for such Administrative Fee In no way or manner whatsoever shall the existence or payment of any Administrative Fee (i) relieve Borrower of its obligations to strictly observe the financial covenants contained in Section 6.3 of the Agreement or any of its other obligations to Lender under the Agreement or other Loan Documents, (ii) constitute a waiver of any Event of Default or Potential Default, or (iii) limit or restrict the rights of Lender following any Event of Default or Potential Default.

        5.  Clause (d) of Section 4.7 and Section 6.1 (c) of the Agreement are hereby amended to delete "$250.00" therefrom and to replace it with "$500.00." Borrower further acknowledges and agrees that Lender reserves the right to engage an independent third party to conduct an operations audit at any time, such independent audit to be conducted at Borrower=s expense.

        6.  Section 6.3 (Special Financial Covenants) is hereby amended to amend and restate subsection (c) thereof to read in its entirety as follows:

(c) Adjusted Leverage Ratio. Borrower=s Adjusted Leverage Ratio shall not be greater than 15:1.0.

        7.  Exhibit J to the Agreement is hereby amended and restated in the form of Exhibit J attached hereto.

        8. This Amendment shall become effective as of the date first written above, provided that the Lender shall have received by such date the following items:

(A) This Amendment executed by Borrower and Lender (whether such parties shall have signed the same or different counterparts);

(B) A Third Amendment to Promissory Note executed by Borrower and Lender (the "Note Amendment") (whether such parties shall have signed the same or different counterparts);

(C) An executed affidavit, in form satisfactory to Lender, regarding the execution of this Agreement and the Note Amendment by Borrower outside the State of Florida;

(D) Certificates of even date herewith signed by the Chairman and Chief Executive Officer and/or Secretary or Assistant Secretary of Borrower, as appropriate, certifying (1) the authorizing resolutions of Borrower, (2) that the organizational documents of Borrower previously delivered to the Lender remain in full force and effect with no modification or amendments except as disclosed in said Certificate, (3) that all representations and warranties previously made to Lender remains true, complete and accurate, and (4) that no Event of Default or Potential Default has occurred and is continuing;

(E) A confirmation of even date herewith from Guarantor with respect to his Guaranty;

(F) Good standing certificates/certificates of existence of a recent date for Borrower from the State of Texas and each other state in which Borrower conducts its business;

(G) Such UCC and other lien searches as Lender shall request, showing no Liens which have priority over Lender=s first priority security interest in the Collateral; and

(H) Such other certificates, instruments and documents (if any) that Lender shall reasonably request.

            9. Notwithstanding the execution of this Amendment and the Note Amendment, all of the indebtedness evidenced by the Note (as amended by the Note Amendment) shall remain in full force and effect, and any collateral described in any agreement providing security for any obligation of Borrower so defined to include the Note shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the indebtedness evidenced by the Note (as amended by the Note Amendment) and all other indebtedness described therein. Nothing herein in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Note or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (1) the validity or enforceability of the indebtedness evidenced by the Note (as amended by the Note Amendment); (2) the liens, pledges, security interests, assignments and conveyances affected by the Agreement, the other Loan Documents and any other agreement securing such Note (as amended by the Note Amendment), or the priority thereof; (3) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of the Note or any agreement securing such Note; or (4) any other security or instrument now or hereafter held by Lender as security for as evidence of any of the above-described indebtedness. In no way limiting the foregoing, Borrower acknowledges and agrees that the indebtedness evidenced by the Note (as amended by the Note Amendment) is and shall remain secured by the collateral described in the Agreement and the other Loan Documents.

        10.  In order to induce Lender to enter into this Amendment, Borrower represents and warrants that:

        (A) The execution, delivery and performance by Borrower of this Amendment and the Note Amendment is within its corporate powers, has been duly authorized by all necessary corporate action and is not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order to award of any arbitrator, court or governmental authority, or of the terms of Borrower's certificate of incorporation or bylaws, or of any contract or undertaking to which Borrower is a party or by which Borrower or its property is or may be bound or affected.

        (B) Each of this Amendment and the Note Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

        (C) No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or stockholder of Borrower, is required on the part of Borrower in connection with the execution, delivery and performance of this Amendment, the Note Amendment or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment or the Note Amendment.

        (D) After giving effect to the amendments to the Agreement contained in this Amendment, the representations and warranties contained in Article 5 of the Agreement and in the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof, no Event of Default or Potential Default exists or has occurred and is continuing on the date hereof, and no material adverse change has occurred in the financial condition of Borrower since the original date of the Agreement.

              11. If Borrower shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by Borrower in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

              12. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida.

            13. Borrower agrees to pay the reasonable fees and expenses of counsel for Lender, in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby, and in connection with advising Lender as to its rights and responsibilities with respect thereto.

             14. Unless otherwise expressly modified or amended hereby, all terms and conditions of the Agreement shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects. From and after the effective date hereof, all references in the Agreement, and any other document or instrument entered into in connection therewith, to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment.

            15. This Amendment shall inure to and be binding upon and enforceable by Borrower and Lender and their respective successors and assigns.

            16. This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have duly executed This Amendment, by and through their respective duly authorized officers as of the day and year first above written.

BORROWER:
FIRST PREFERENCE MORTGAGE CORP.
[Corporate Seal]	By;________________________
ATTEST:	Name: David W. Mann Its: President and Chief Executive Officer
By ____________
Name: Cathy Davis Its: Secretary

STATE OF TEXAS

COUNTY OF McLENNAN

        On this ____ day of August, 2001, personally appeared David W. Mann, as President and Chief Executive Officer of First Preference Mortgage Corp., a Texas corporation ("Borrower"), and before me executed the attached Third Amendment to Mortgage Warehouse Loan and Security Agreement, by and between Colonial Bank, as Leader, and Borrower.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.

Signature of Notary Public-State of Texas

Print Name: Notary Public, State of Texas
Personally Known ____________
Produced Identification
Type of Identification

(NOTARIAL SEAL)

LENDER:
COLONIAL BANK
By_________________
Name: Amy J. Nunneley
Its: Senior Vice President

STATE OF ALABAMA

COUNTY OF JEFFERSON

        On this ___ day of August, 2001, personally appeared Amy J. Nunneley, as Senior Vice President of Colonial Bank, an Alabama banking corporation, and before me executed the attached Third Amendment to Mortgage Warehouse Loan and Security Agreement, by and between Colonial Bank, as Lender, and First Preference Mortgage Corp., as Borrower.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.

Signature of Notary Public-State of Alabama

Print Name: Notary Public, State of Alabama
Personally Known _______________
Produced Identification
Type of Identification

(NOTARIAL SEAL)